Exhibit 10.28

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 13, 2006, is among GAINSCO, INC., a Texas corporation (“Borrower”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower and Lender have previously entered into the Credit Agreement dated as of September 30, 2005 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested amendments to certain provisions of the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this First Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meaning as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Credit Agreement Section 1.1.

(a) Section 1.1 is amended by adding the following in alphabetical order:

“Permitted Subordinated Debt” means Debt of Borrower or any Subsidiary which (a) is unsecured, (b) does not benefit from any sinking fund or similar arrangement, and (c) is subject to terms and conditions (including being fully subordinated to the payment and performance of all Obligations, payment provisions, covenants and default provisions) acceptable to Lender.

“SPV” means a corporation, limited liability company or business trust (a) any equity of or beneficial interest in is owned by Borrower or a Subsidiary and (b) which is organized for, and shall conduct no operations other than related to, the (i) incurrence of Debt by Borrower, any Subsidiary or such corporation, limited liability company or business trust or (ii) issuance of equity the proceeds of which are used to acquire Debt of Borrower or a Subsidiary and pay expenses related to the issuance of such Debt and equity.

(f) The definition of “Permitted Debt” is deleted in its entirety and the following is substituted in lieu thereof:

“Permitted Debt” means (a) Existing Debt, (b) the Obligations, (c) trade accounts payable and other similar obligations incurred in the ordinary course of business, (d) intercompany balances in the ordinary course of business among Borrower and its Subsidiaries; provided, that all amounts owed by any Obligor to its Subsidiaries shall be subordinated to all Obligations on terms acceptable to Lender, (e) Capital Leases of Borrower and each of its Subsidiaries in an aggregate principal amount not to exceed $500,000 at any time, (f) Permitted Subordinated Debt; provided, (i) not later than 7 Business Days prior to the proposed issuance date of such Permitted Subordinated Debt Borrower delivers to Lender drafts of all documents evidencing or related to such Permitted Subordinated Debt, the organizational documents for any SPV to be organized in connection with such Permitted Subordinated Debt and such other documents and information as Lender may request, (ii) no Default or Event of Default shall exist prior to or after giving effect to issuance of and application of the proceeds of such Permitted Subordinated Debt, and (iii) prior to the effectiveness of any document evidencing or related to such Permitted Subordinated Debt, and at such other times as Lender may request, Borrower and each appropriate Subsidiary shall execute and deliver, and cause to be executed and delivered, to Lender such documents as Lender may request, including amendments to the Loan Documents and (g) other Debt of Borrower and Subsidiaries in an aggregate amount not to exceed $500,000 at any time and that is subordinated to the Obligations on terms acceptable to Lender in its discretion.

(g) The definition of “Subsidiary” is amended by adding the following at the end thereof:

For the purposes of the Loan Documents, each SPV is deemed to be a Subsidiary of Borrower.

2.2 Amendment to Section 6.12. Section 6.12 is amended by adding the following:

(g) Borrower may acquire capital stock of, limited liability company interest of and beneficial interest in a SPV and a SPV may acquire Permitted Subordinated Debt; provided, each of the requirements of clause (f) of Permitted Debt exist or have occurred to the satisfaction of Lender prior to any such acquisition.

2.3 Amendment to Section 6.16. Section 6.16 is amended by adding the following at the end thereof:

No SPV shall conduct any business other than as may be agreed to by Lender.

ARTICLE III

Waiver

3.1 Dividends. Credit Agreement Section 6.5 provides that Borrower shall not declare or pay a Dividend, except as provided in Credit Agreement Section 6.5. Borrower proposes to redeem all of the 18,120 outstanding shares of Preferred Stock in March, 2006 for an aggregate redemption price, plus accrued dividends, that will not exceed $18,550,000 (“Preferred Stock Redemption”). The Preferred Stock Redemption is not permitted by Credit Agreement Section 6.5.

3.2 Waiver. Subject to the effectiveness of this First Amendment, Lender waives the provisions of Credit Agreement Section 6.5 with respect to the Preferred Stock Redemption.

3.3 Limited Waiver. The waiver provided in Section 3.2 does not constitute a waiver of Credit Agreement Section 6.5 (except as provided in Section 3.2) or of any other requirement of the Credit Agreement or any other Loan Document.

ARTICLE IV

Conditions Precedent

4.1 Conditions. This First Amendment shall be effective upon the satisfaction of the following conditions precedent:

(a) Documents. Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this First Amendment, and the following shall have occurred, in form and substance satisfactory to Lender:

(i) This First Amendment executed by Borrower, each other Obligor and Lender.

(ii) In form and substance satisfactory to Lender and Special Counsel, such other documents, instruments and certificates as Lender may reasonably require.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties.

(i) All of the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this First Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii) All of the representations and warranties contained in Article VI shall be true and correct, both before and after giving effect to this First Amendment.

4.2 Expenses of Lender. As provided in the Credit Agreement, Borrower shall pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this First Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Lender’s legal counsel.

ARTICLE V

Ratification

5.1 Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE VI

Representations and Warranties

6.1 Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VII

Miscellaneous

7.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.2 Severability. The provisions of this First Amendment are intended to be severable. If for any reason any provision of this First Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.3 Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart.

7.4 INTEGRATION. THIS FIRST AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 GOVERNING LAW. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Executed as of the date first written above.

BORROWER:

GAINSCO, INC.

By:	Glenn W. Anderson
Print Name:	Glenn W. Anderson
Print Title:	President and CEO

OTHER OBLIGORS:

NATIONAL SPECIALTY LINES, INC.

By:	Glenn W. Anderson
Print Name:	Glenn W. Anderson
Print Title:	Chairman

Signature Page to First Amendment to Credit Agreement (Gainsco)

LENDER:	THE FROST NATIONAL BANK

	By:	J. Carey Womble
	Print Name:	J. Carey Womble
	Print Title:	SVP

Signature Page to First Amendment to Credit Agreement (Gainsco)